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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        Date Of Report (Date Of Earliest Event Reported): MARCH 12, 2004

                      NATIONAL RESIDENTIAL PROPERTIES, INC.
             (Exact Name Of Registrant As Specified In Its Charter)




            NEVADA                       0-27159                 65-0439487
(State Or Other Jurisdiction Of  (Commission File Number)  (IRS Employer
        Incorporation)                                      Identification No.)


                            6915 RED ROAD, SUITE 222
                           CORAL GABLES, FLORIDA 33143

               (Address Of Principal Executive Offices) (Zip Code)




       Registrant's Telephone Number, Including Area Code: (305) 666-6565





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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or Disposition of Assets.
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         On January 10, 2003 National Residential Properties, Inc., a Nevada
corporation (the "Registrant") entered into an Agreement for Purchase and Sale with Salomon Yuken to sell that certain real property commonly known as 2217 N.W. 7th Street, Miami Florida (the "Barcelona Apartments") to Salomon Yuken. On May 8, 2003, the Registrant and Salomon Yuken entered into an amendment to the Agreement for Purchase and Sale. In June 2003, the Registrant and Salomon Yuken entered into a second amendment to the Agreement for Purchase and Sale which, among other things, extended the closing date to October 31, 2003. In November 2003, the Registrant and Salomon Yuken entered into a third amendment to Agreement for Purchase and Sale which further extended the closing date to January 10, 2004 and also set forth an allocation of fees and expenses related to the transaction. In the interim periods between these amendments, the Registrant and Salomon Yuken also executed various addendums to the agreement for purchase and sale, which modified and supplemented its terms.

         On March 12. 2004, the Registrant, completed the sale of the Barcelona Apartments and transferred title to the Barcelona Apartments to Salomon Yuken for $1,550,000 in cash. Mortgages and closing expenses totaled $1,166,796.79. A $100,000 deposit was previously paid to the Company by Salomon Yuken. Net proceeds totaled $285,849.57. The purchase price for the Barcelona Apartments was determined through arms-length negotiations. The transfer was made pursuant to the terms of a Special Warranty Deed dated March 12, 2004, by and between the Registrant and Salomon Yuken.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits


     Exhibit No.      Description
     -----------      -----------

         2.1 Agreement for Purchase and Sale, dated January 10, 2003 between National Residential Properties, Inc. and Salomon Yuken

         2.2 Addendum to Purchase and Sale Agreement, dated April 28, 2003 between National Residential Properties, Inc. and Salomon Yuken

         2.3 Amendment to Agreement for Purchase and Sale, dated May 8, 2003 between National Residential Properties, Inc. and Salomon Yuken

         2.4 Second Amendment to Agreement for Purchase and Sale, dated June, 2003 between National Residential Properties, Inc. and Salomon Yuken

         2.5 Third Amendment to Agreement for Purchase and Sale, dated November, 2003 between National Residential Properties, Inc. and Salomon Yuken

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         2.6          Addendum to Purchase and Sale Agreement, dated ____, 2004
                      between National Residential Properties, Inc. and Salomon Yuken

         2.7          Settlement Statement dated March 12, 2004






















































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:    March 29, 2004


                                 NATIONAL RESIDENTIAL PROPERTIES, INC.

                                 By:  /s/ RICHARD ASTROM
                                      ------------------------------------------
                                      Richard Astrom
                                      Chief Executive Officer

                                  EXHIBIT INDEX


     Exhibit No.      Description
     -----------      -----------

         2.1 Agreement for Purchase and Sale, dated January 10, 2003 between National Residential Properties, Inc. and Salomon Yuken

         2.2 Addendum to Purchase and Sale Agreement, dated April 28, 2003 between National Residential Properties, Inc. and Salomon Yuken

         2.3 Amendment to Agreement for Purchase and Sale, dated May 8, 2003 between National Residential Properties, Inc. and Salomon Yuken

         2.4 Second Amendment to Agreement for Purchase and Sale, dated June, 2003 between National Residential Properties, Inc. and Salomon Yuken

         2.5 Third Amendment to Agreement for Purchase and Sale, dated November, 2003 between National Residential Properties, Inc. and Salomon Yuken

         2.6 Addendum to Purchase and Sale Agreement, dated _____, 2004 between National Residential Properties, Inc. and Salomon Yuken

         2.7          Settlement Statement dated March 12, 2004




























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